Exhibit 99.1

Immunobiology, Preliminary Safety and Efficacy of CPI - 006, an Anti - CD73 Antibody with Immune Modulating Activity, in a Phase 1 Trial in Advanced Cancers 1 Jason J. Luke*, John D. Powderly II, Jaime R. Merchan , Minal A. Barve , Andrew N. Hotson, Mehrdad Mobasher, Long Kwei, Gabriel Luciano, Joseph J. Buggy, Emily Piccione, Richard A. Miller University of Chicago Comprehensive Cancer Center, Chicago, IL; Carolina BioOncology Institute, Huntersville, NC; University of Miami, Miami, FL; Mary Crowley Cancer Research Center, Dallas, TX; Corvus Pharmaceuticals Inc, Burlingame, CA Jason J. Luke, MD *Currently at University of Pittsburgh Medical Center

# Background

- Adenosine in the tumor microenvironment is immunosuppressive
- CD73 is an ectoenzyme present on many tissues including subsets of T and B cells
  - Converts AMP to adenosine
  - Functions in lymphocyte adhesion, migration and activation*
- CPI-006 is a humanized IgG1 Fcγ receptor deficient anti-CD73 with unique properties
  - Blocks catalytic activity
  - Has agonistic immunomodulatory activity on CD73 positive cells
- Ciforadenant (CPI-444) is an adenosine 2A receptor (A2AR) antagonist with anti-tumor activity in animals and in human clinical trials
  - Adenosine gene signature in tumor correlates with response


Adenosine
AMP
CD73
Ciforadenant
A2AR
CPI-006
APCs
MHC
TCR
Dendritic
Macrophage
B Cell
Activation
Ligand?
T cell
CD73
CD73
CD73
CPI-006
mimics ligand
(agonist)

*Resta & Thompson, Cell Signaling, 1997

PRESENTED AT: 2019 ASCO ANNUAL MEETING #ASCO19 Slides are the property of the author, permission required for reuse. PRESENTED BY: Jason J. Luke, MD

0 5 10 15 20 0 200 400 600 Day of Treatment T u m o r V o l u m e ( m m 3 ) PBS isotype CPI-006 p < 0.0001 0.1 1 10 100 1000 10000 0.0 0.2 0.4 0.6 0.8 1.0 mAb [nM] p h o s p h a t e ( a b s o r b a n c e 6 6 0 n m ) CPI-006 isotype 1mM APCP CPI - 006 Blocks CD73 Enzymatic Activity 3 Jason J. Luke, MD CD73 Catalytic Activity AMP Adenosine + Phosphate CD73 IHC (Non - Competitive Anti - CD73) CD73 IHC (Competitive Anti - CD73) CD73 Enzyme activity* PBS Control Animal CPI - 006 Treated Animal *Method: Silber et al. J Clin Invest, 1975, 56(5): 1324 - 7. MDA - MB - 231: Human TNBC Xenograft Model MDA - MB - 231 Xenograft Dosed with 10 mg/kg CPI - 006 daily 0.1 1 10 100 1000 10000 0.0 0.2 0.4 0.6 0.8 1.0 mAb [nM] p h o s p h a t e ( a b s o r b a n c e 6 6 0 n m ) CPI-006 isotype 1mM APCP

Immunomodulatory Activities of CPI - 006 are Adenosine Independent 4 • Healthy donor PBMC treated overnight • Flow cytometry analysis of surface markers on B cells (CD19 POS CD3 NEG ) Jason J. Luke, MD Activation Markers Antigen Presentation • Lymphocyte markers are consistent with activation of B cells as well as other antigen presenting cell populations, e.g., APCs CD69 CD83 CD25 CD86 MHC - II

Clinical Trial Design Design • Phase 1/1b open label, 3 + 3 dose escalation/dose expansion • CPI - 006 given as 1 hour IV infusion every 3 weeks; fixed dose of ciforadenant (100 mg po BID) for combo Eligibility • Advanced cancers progressed on 1 - 5 prior therapies • ECOG status 0 or 1 • CD73 expression: required in expansion, not in dose escalation • Adenosine gene signature not used to select patients Objectives • Primary: Safety and tolerability • Secondary: PK/PD, efficacy, biomarkers Biomarker Assessments • Effects on CD73 expression in tumors • Peripheral blood lymphocyte subsets • Antibody occupancy of target • Serum cytokines 5 Jason J. Luke, MD Cohorts studied to date DOSE ESCALATION Arm 1b: CPI - 006 + Ciforadenant 24 mg/kg 18 mg/kg 12 mg/kg 6 mg/kg 3 mg/kg 1 mg/kg Arm 1a: CPI - 006 24 mg/kg 18 mg/kg 12 mg/kg 6 mg/kg 3 mg/kg 1 mg/kg Arm 1c: CPI - 006 + Pembrolizumab 24 mg/kg 18 mg/kg 12 mg/kg 6 mg/kg 3 mg/kg 1 mg/kg RCC DOSE EXPANSION NSCLC NHL Others

Patient Characteristics 6 Jason J. Luke, MD Baseline Demographics Description CPI - 006 (N=12) CPI - 006 + ciforadenant (N=8) Age ( yrs ), median (range) 62 (46, 78) 64 (36, 86) Gender, male n (%) 10 (83) 8 (100) No. of prior therapies, median (range) 4 (1, 5) 4 (3, 7) Histologies N N Bladder Cancer 1 0 Colorectal Cancer 2 2 Head and Neck Cancer 2 1 Pancreatic Cancer 2 2 Prostate Cancer 3 1 Renal Cell Cancer 1 2 Sarcoma 1 0

Adverse Events 7 Jason J. Luke, MD Adverse Events N(%) CPI - 006 Monotherapy (N=12) CPI - 006 + Ciforadenant (N=8) All Grades Grade 3 or 4 All Grades Grade 3 or 4 Subjects with any TEAE 8 (66.7) 1 (8.3) 5 (62.5) 0 (0.0) Anemia 1 (8.3) 1 (8.3) 1 (12.5) 0 (0.0) Diarrhea 1 (8.3) 0 (0.0) 1 (12.5) 0 (0.0) Nausea 3 (25.0) 0 (0.0) 2 (25.0) 0 (0.0) Chills 4 (33.3) 0 (0.0) 1 (12.5) 0 (0.0) Fatigue 2 (16.7) 0 (0.0) 2 (25.0) 0 (0.0) Infusion related reaction 2 (16.7) 0 (0.0) 1 (12.5) 0 (0.0) Headache 2 (16.7) 0 (0.0) 1 (12.5) 0 (0.0) Pruritus 2 (16.7) 0 (0.0) 0 (0.0) 0 (0.0) • Treatment related adverse events: Any grade 3 or 4 events, or 2 or more all grades

Pharmacokinetics and Receptor Occupancy 8 Jason J. Luke, MD Serum Pharmacokinetics Peripheral CD8 Receptor Occupancy • Exposure increases and clearance decreases with increasing dose • CPI - 006 detectable for 21 days after a single dose of 6 mg/kg or higher • Total cell surface CD73 unchanged; CPI - 006 epitope blocked 1mg/kg 3mg/kg 6mg/kg 12mg/kg 7 14 21 0.1 1 10 100 1000 Days S e r u m C P I - 0 0 6 ( g / m L ) 7 14 21 -25 0 25 50 75 100 125 150 Days C D 7 3 P e r c e n t O c c u p a n c y -50 0 50 100 150 200 Data 3 Percent Total Cell Surface CD73 Free Cell Surface CD73

# Occupancy and Inhibition of CD73 in the Tumor



Non-Competitive Anti-CD73
Competitive Anti-CD73
CD73 Enzyme Activity
Positive Control (Tonsil)
On-Treatment Bx
40x
40x
2x

- Colorectal patient treated with 12 mg/kg CPI-006
- Tumor biopsy of retroperitoneal lesion obtained at trough pre-dose 3

- Tumor biopsy demonstrates presence of CD73 which is occupied by CPI-006
- CPI-006 saturates CD73 and inhibits enzymatic activity

PRESENTED AT: 2019 ASCO ANNUAL MEETING #ASCO19 Slides are the property of the author, permission required for reuse.

PRESENTED BY: Jason J. Luke, MD

CONFIDENTIAL

9

10 Jason J. Luke, MD • Higher doses appear to be providing longer term disease control with monotherapy • Combination appears to improve disease control Disease Assessment Cycle = 21 days Disease assessment every 3 - 4 cycles

C D 4 C D 7 3 + C D 4 C D 7 3 - C D 8 C D 7 3 + C D 8 C D 7 3 - M o n o c y t e s 0.0 0.5 1.0 1.5 2.0 2.5 Cell Type F o l d C h a n g e i n C e l l F r e q u e n c y 20190509 SA combo dots T cells monos Treatment Induces Rapid Changes in PBMCs 11 Jason J. Luke, MD Changes in PBMCs at 0.5 Hour CD73 POS B cells 1mg/kg 3mg/kg 6mg/kg 12mg/kg p < 0.0001 CD73 POS B cells (Percentage of Lymphocytes) Fold Change in Cell Frequency Pre Treatment 0.5 Hour * * * * = p < 0.001 • Consistent with – Trafficking of CD73 POS B cells out of the blood – Redistribution of T cells & monocytes (CD73 NEG ) • Increase in CD4/CD8 ratios – including CD73 NEG subsets *

Changes in Blood B Cells Over Time 12 Jason J. Luke, MD Changes in CD73 POS B cells • CD73 POS B cells drop with each infusion and partially return reaching new steady state • Consistent with redistribution of B cells to lymphoid tissue • Increased expression of HLA - DR Changes in HLA - DR Expression 6 mg/kg Monotherapy cohort 8 15 22 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Days N o r m a l i z e d H L A - D R C D 7 3 P O S / C D 7 3 N E G HLA-DR ratio on B cells Colorectal SCC Head/Neck Prostate

Changes in CD73 POS B Cells & Tumor Reduction in a Prostate Cancer Patient 13 • Decrease in target lesion in patient receiving 6 mg/kg monotherapy, treatment ongoing through 11 cycles Jason J. Luke, MD Changes in Circulating B Cells Pre - treatment Post cycle 2 • 72 year old man with widely metastatic prostate cancer; previous therapies include leuprolide/bicalutamide, abiraterone, enzalutamide and docetaxel

Treatment Induces Cytokines Consistent with Immune Activation 14 Jason J. Luke, MD • Rapid induction of inflammatory cytokines • Subsequent induction of C - reactive protein and serum amyloid A • These findings are consistent with early inflammatory response Fold change in Serum Analytes N=3, 6mg/kg Cohort C 1 D 1 0 h r C 1 D 1 0 . 5 h r C 1 D 1 2 h r C 1 D 1 2 4 h r C 1 D 8 0 h r C 1 D 1 5 0 h r C 2 D 1 0 h r Thrombomoduli Osteoactivin Angiopoietin 1 MMP-3 CRP SAA MDC YKL-40 Fractalkine IL-27 MMP-9 TNF-RI IL-7 TNF-RII MIP-3α GRO-α IL-1Ra MCP-2 MCP-1 IP-10 IL-8 IL-10 IL-6 MIP-1β MIP-1α TNF-β TNF-α -3 -1 1 2 3 Value Color Key 0.5 HR 2 HR 24 HR Day 8 Day 15 Day 22 TNF - a TNF - b MIP - 1 a MIP - 1 b IL - 6 IL - 10 IL - 8 IP - 10 MCP - 1 MCP - 2 IL - 1Ra GRO - a MIP - 3 a TNF - RII IL - 7 TNF - RI MMP - 9 IL - 27 Fractalkine YKL - 40 MDC SAA CRP MMP - 3 Angiopoeitin 1 Osteoactivin Thrombomodulin C 1 D 1 0 h r C 1 D 1 0 . 5 h r C 1 D 1 2 h r C 1 D 1 2 4 h r C 1 D 8 0 h r C 1 D 1 5 0 h r C 2 D 1 0 h r Thrombomodulin Osteoactivin Angiopoietin 1 MMP-3 CRP SAA MDC YKL-40 Fractalkine IL-27 MMP-9 TNF-RI IL-7 TNF-RII MIP-3α GRO-α IL-1Ra MCP-2 MCP-1 IP-10 IL-8 IL-10 IL-6 MIP-1β MIP-1α TNF-β TNF-α -3 -1 1 2 3 Value Color Key Log 2 Fold Change Serum Analytes 2 hr Day 8 Day 15 Inflammatory Cytokines CRP and SAA

Proposed Model for CPI - 006 Immunomodulatory Activity 15 Jason J. Luke, MD AMP Adenosine CD73 B cell Activation Lymphoid tissue • Migration to and retention in lymph nodes. • Increased antigen presentation. CPI - 006 CD69 S1P1 BTK ERK B cell

Conclusions • CPI - 006 has novel immunomodulatory activity with dual mechanisms of action: – Affects B cell trafficking and increases expression of CD69 and other markers consistent with increased antigen presentation by APCs – Complete inhibition of CD73 enzyme activity without internalization • CPI - 006 is safe as monotherapy at least to doses of 12 mg/kg and in combination with ciforadenant to 6 mg/kg. No DLTs reported and MTD not reached. • Doses of 12 mg/kg achieve: – Sustained occupancy of PBL – Target saturation and complete inhibition of enzyme activity in tumor biopsies • Treatment with CPI - 006 induces serum cytokines that mediate inflammatory response • Preliminary data suggest increasing disease control with higher doses and enhancement with combination therapy • Enrollment in this study continues with both monotherapy and combination in dose escalation 16 Jason J. Luke, MD

Acknowledgements • The patients and their families • Participating Centers : Carolina BioOncology Institute, University of Chicago, Medical College of Wisconsin, Roswell Park Cancer Institute, Yale University, Mount Sinai, Icahn School of Medicine, Dana Farber Cancer Institute, Mary Crowley Cancer Center, University of Miami, City of Hope, Sarah Cannon Research Institute, University of Oklahoma, Monash Health • Colleagues at Corvus 17 Jason J. Luke, MD